UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2017

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-26224	51-0317849
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 Enterprise Drive
Plainsboro, NJ 08536
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (609) 275-0500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously disclosed on January 11, 2017, Integra LifeSciences Holdings Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger, dated January 10, 2017 (the “Merger Agreement”), by and among the Company, Integra Derma, Inc., a Delaware corporation and indirect wholly-owned subsidiary of the Company (“Merger Sub”) and Derma Sciences, Inc., a Delaware corporation (“Derma”).
Pursuant to the Merger Agreement, and upon the terms and subject to the conditions set forth in the Offer to Purchase, dated January 25, 2017 (the “Offer to Purchase”), and the related Letter of Transmittal (which, together with the Offer to Purchase, constituted the “Offer”), Merger Sub commenced a tender offer to purchase all the issued and outstanding shares of:

•	Common stock, par value $0.01 per share, of Derma (the “Common Shares”), at a price of $7.00 per Common Share (the “Common Share Offer Price”);

•
Series A convertible preferred stock, par value $0.01 per share, of Derma (the “Series A Preferred Stock”) at a price of $32.00 per share of Series A Preferred Stock, which represents the Series A Liquidation Preference per share of Series A Preferred Stock (the “Series A Offer Price”); and

•
Series B convertible preferred stock, par value $0.01 per share, of Derma (the “Series A Preferred Stock” and, together with the shares Series A Preferred Stock and the Common Shares, the “Shares”) at a price of $48.00 per share of Series B Preferred Stock, which represents the Series B Liquidation Preference per share of Series B Preferred Stock (the “Series B Offer Price”).

The Offer expired at 12:00 midnight, New York City time, on Wednesday, February 22, 2017. Broadridge Corporate Issuer Solutions, Inc., the depositary for the Offer (the “Depositary”), advised the Company, Merger Sub, and Derma that, as of the expiration of the Offer, (i) a total of 24,342,384 Shares had been validly tendered and not validly withdrawn pursuant to the Offer, representing approximately 85.7% of Derma’s then outstanding Shares, (ii) a total of 17,440 shares of Series A Preferred Stock had been validly tendered and not validly withdrawn pursuant to the Offer, representing approximately 93.8% of Derma’s then outstanding shares of Series A Preferred Stock and (iii) a total of 53,059 shares of Series B Preferred Stock had been validly tendered and not validly withdrawn pursuant to the Offer, representing approximately 96.9% of Derma’s then outstanding shares of Series B Preferred Stock. Because the number of (i) Shares validly tendered and not withdrawn pursuant to the Offer constituted a majority of the outstanding Shares entitled to vote, (ii) shares of Series A Preferred Stock validly tendered and not withdrawn pursuant to the Offer constituted a majority of the outstanding shares of Series A Preferred Stock entitled to vote and (iii) shares of Series B Preferred Stock validly tendered and not withdrawn pursuant to the Offer constituted a majority of the outstanding shares of Series B Preferred Stock entitled to vote, the Minimum Condition for the Offer was satisfied. All other conditions to the Offer were also satisfied as of the expiration of the Offer. Accordingly, on February 23, 2017, Merger Sub irrevocably accepted for payment all of the Shares tendered in the Offer. Funds have been deposited to pay for such Shares with the Depositary, which will act as agent for tendering Derma stockholders for the purposes of receiving payments for tendered Shares and transmitting payments to tendering Derma stockholders, in accordance with the terms of the Offer.
Following completion of the Offer, all other conditions to the Merger (as defined below) set forth in the Merger Agreement were satisfied, and on February 24, 2017, upon the filing of a certificate of merger with the Secretary of State of the State of Delaware (the “Effective Time”), the Company completed its acquisition of Derma by consummating a merger of Merger Sub with and into Derma (the “Merger”) without a meeting of the stockholders of Derma in accordance with Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”). As a result of the Merger, Derma became an indirect wholly-owned subsidiary of the Company. Pursuant to the Merger Agreement, each Share issued and outstanding immediately prior to the Effective Time (other than Shares (a) irrevocably accepted for payment in the Offer, (b) Shares held in the treasury of Derma, (c) Shares owned by the Company or any direct or indirect subsidiary of the Company (including Merger Sub) or Derma immediately prior to the Effective Time, or (d) Shares with respect to which appraisal rights were properly exercised under the DGCL), was converted into the right to receive cash in the amount of the Common Share Offer Price, Series A Offer Price or Series B Offer Price, as applicable, subject to any withholding of taxes required by applicable laws.
The aggregate consideration paid in the Offer and Merger was approximately $205 million, without giving effect to related transaction fees and expenses. The Company provided Merger Sub with the funds necessary to complete the Offer and the Merger. The Company funded these payments with available cash on hand.
The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement furnished as Exhibit 2.1 to the

Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on January 11, 2017, which is incorporated herein by reference.
Forward-Looking Statements
This report does not constitute an offer to sell or the solicitation of an offer to buy any securities. This report contains forward-looking statements related to the Company’s acquisition of Derma that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the successful integration of the business, the benefits of the transaction, as well as future revenue and earnings. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company and its respective subsidiaries, conditions affecting the Company's customers and suppliers, competitor responses to the Company's products and services, the overall market acceptance of such products and services, the integration of the businesses and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission. The Company assumes no obligation to update the forward-looking information contained in this release, except as expressly required by law.
Item 9.01 Financial Statements and Exhibits

(d) Exhibits

2.1
Agreement and Plan of Merger, dated January 10, 2017, by and among Derma Sciences, Inc., Integra Derma, Inc., and Integra LifeSciences Holdings Corporation (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 11, 2017)*

*
Certain schedules are omitted pursuant to Item 601(b)(2) of Regulation S-K. Integra LifeSciences Holdings Corporation agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Date: February 24, 2017	By:	/s/ Glenn G. Coleman
Glenn G. Coleman
	Title:	Corporate Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

2.1
Agreement and Plan of Merger, dated January 10, 2017, by and among Derma Sciences, Inc., Integra Derma, Inc., and Integra LifeSciences Holdings Corporation (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 11, 2017)*

*

Certain schedules are omitted pursuant to Item 601(b)(2) of Regulation S-K. Integra LifeSciences Holdings Corporation agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.